WORLD OMNI MASTER OWNER TRUST
ANNUAL SERVICER CERTIFICATE
FOR THE PERIOD ENDING November 30, 2000
POOL BALANCE:                                              For the Period ended:
                                                           November, 2000

Pool Balance, beginning of period                             $829,543,536.49

Pool Balance, end of period                                   $844,070,519.72

Pool Balance, average                                         $800,992,511.70

Required Pool Balance, end of period                          $844,070,519.72



COLLECTIONS & SERIES ALLOCATIONS                           For the Period ended:
                                                           November, 2000

Series Allocable Principal Collections
   Series 2000-1                                           $ 3,843,132,329.27
                                                           $ 3,843,132,329.27

Series Allocable Non-Principal Collections
   Series 2000-1                                              $ 47,380,881.41
                                                              $ 47,380,881.41

Series Allocable Miscellaneous Payments
   Series 2000-1                                           $
                                                           $ -

Investment Proceeds
   Series 2000-1                                               $ 1,481,066.37
                                                               $ 1,481,066.37


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD            For the Period ended:
                                                           November, 2000

Series 2000-1 Class A                                                   $0.00
Series 2000-1 Class B                                                   $0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD               Calculated as of:
                                                           November , 2000

Series Allocation Percentages
    Series 2000-1                                                      100.00%

Floating Allocation Percentages
    Series 2000-1                                                       89.52%

Principal Allocation Percentages
    Series 2000-1                                                        0.00%


ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES      For the Period ended:
                                                           November, 2000

Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                    $    36,320,779.18
   Floating Allocation Percentage:                         $ 3,453,723,787.10
   Cert. Percentage minus Excess Cert. Percentage:         $   353,087,762.99
                                                           $ 3,843,132,329.27

   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                    $       468,402.84
   Floating Allocation Percentage:                         $    42,584,904.92
   Cert. Percentage minus Excess Cert. Percentage:         $     4,327,573.65
                                                           $    47,380,881.41


                                                           For the Period ended:
MONTHLY DISTRIBUTIONS                                      November, 2000

Principal Distributions to Investors
    Series 2000-1 Class A                                  $ -
    Series 2000-1 Class B                                  $ -

Principal Distributions to Investors - $ per thousand
    Series 2000-1 Class A                                  $             0.00000000
    Series 2000-1 Class B                                  $             0.00000000

Monthly Interest to Investors
    Series 2000-1 Class A                                  $    30,293,115.76
    Series 2000-1 Class B                                  $     2,651,784.38

Monthly Interest to Investors - $ per thousand
    Series 2000-1 Class A                                  $            46.89336806
    Series 2000-1 Class B                                  $            49.10711806

Noteholder Monthly Servicing Fee
    Series 2000-1                                          $     4,521,023.58

Reserve Fund Deposit Amount
    Series 2000-1                                          $             0.00

Investor Default Amount
    Series 2000-1                                          $             0.00

Monthly Dilution Amount
    Series 2000-1                                          $             0.00

Noteholder Charge-Off Reversal Amount
    Series 2000-1                                          $             0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
    Series 2000-1                                          $             0.00

Carry-Over Amount
    Series 2000-1 Class A                                  $             0.00
    Series 2000-1 Class B                                  $             0.00


MONTHLY DISTRIBUTIONS (Cont.)                              For the Period ended:
                                                           November, 2000

Previously waived servicing fee
    Series 2000-1                                          $        41,262.44

Collections Released to Cert. during Collection Period     $ 5,474,093,049.92

Excess Distributed to Cert. on Payment Date                $    13,726,794.36

FUNDED AND INVESTED AMOUNTS:                               As of last day of
                                                           November , 2000

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                    $   646,000,000.00
Principal Distributed to Investors (Cumulative)            $             0.00
Principal Funding Account Balance                          $             0.00
Unreimbursed Investor Charge Offs (Cumulative)             $             0.00
Series Excess Funding Amount                               $     9,796,071.46
   Invested Amount                                         $   636,203,928.54

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                    $    54,000,000.00
Principal Distributed to Investors (Cumulative)            $             0.00
Principal Funding Account Balance                          $             0.00
Unreimbursed Investor Charge Offs (Cumulative)             $             0.00
Series Excess Funding Amount                               $             0.00
   Invested Amount                                         $    54,000,000.00


RESERVE FUNDS                                              As of last day of
                                                           November , 2000

Series 2000-1
   Reserve Fund Balance                                    $     3,500,000.00
   Reserve Fund Deficiency Amount                          $             0.00
   Principal Funding Account Balance                       $             0.00
   Outstanding Principal Balance, Class A                  $   646,000,000.00
   Outstanding Principal Balance, Class B                  $    54,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                      As of last day of
                                                           November , 2000

Pool Total Components of Excess Receivables:
    Used Vehicles                                          $    89,334,067.08
    Finance Hold Receivables (for Credit Reasons Only)     $     7,973,810.50
    Delayed Payment Program                                $       836,414.00

Pool Limits on Components of Excess Receivables:
    Used Vehicles                                          $   211,017,629.93
    Finance Hold Receivables                               $             0.00
    Delayed Payment Program                                $    16,881,410.39

Total Excess Receivables                                   $     7,973,810.50

Overconcentration Amount                                   $     3,851,322.89

Ineligible Amount                                          $             0.00

Trust Incremental Subordinated Amount                      $    11,825,133.39


POOL SERIES SUBORDINATED AMOUNTS                           As of last day of
                                                           November , 2000

Series Incremental Subordinated Amount
    Series 2000-1                                          $    12,519,576.89

Required Subordinated Amount
    Series 2000-1                                          $    72,537,309.80

Available Subordinated Amount
    Series 2000-1                                          $    72,537,309.80


CHARGE OFFS                                                For the Period ended:
                                                           November, 2000

Defaulted Receivables                                      $         6,926.00

Investor/Noteholder Defaulted Amount
   Series 2000-1                                           $             0.00

Deficiency Amount
   Series 2000-1                                           $             0.00

Required Draw Amount
   Series 2000-1                                           $             0.00

Investor/Noteholder Charge-Off's
   Series 2000-1                                           $             0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)             For the Period ended:
                                                           November, 2000

Interest Shortfalls, end of period
    Series 2000-1 Class A                                  $             0.00
    Series 2000-1 Class B                                  $             0.00

Change in Interest Shortfalls, beginning of period
    Series 2000-1 Class A                                  $             0.00
    Series 2000-1 Class B                                  $             0.00

Principal Shortfalls, end of period
    Series 2000-1 Class A                                  $             0.00
    Series 2000-1 Class B                                  $             0.00

Change in Principal Shortfalls, beginning of period
    Series 2000-1 Class A                                  $             0.00
    Series 2000-1 Class B                                  $             0.00

INTEREST RATE FOR NEXT PAYMENT DATE                        As of last day of
                                                           November , 2000

Series 2000-1 Class A                                                    6.8450000%
Series 2000-1 Class B                                                    7.1600000%


